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                                          Exhibit 99.8 Amended and Restated
                                                       Promissory Note from the
                                                       Trust to SB

                      AMENDED AND RESTATED PROMISSORY NOTE

$9,777,140                                              Cherry Hill, New Jersey

                                                                   July 19, 1996

         FOR VALUE RECEIVED, BRANDYWINE REALTY TRUST, a Maryland real estate investment trust with an office at Two Greentree Centre, Suite 100, Marlton, New Jersey 08053 ("Maker"), promises to pay to the order of SUMMIT BANK, a New Jersey state bank (formerly known as United Jersey Bank/South, N.A. and United Jersey Bank) with an office at 1800 Chapel Avenue West, Cherry Hill, New Jersey 08002 ("Payee"), at such office of Payee or at such other place as Payee may designate from time to time in writing, the principal sum of Nine Million Seven Hundred Seventy-seven Thousand One Hundred Forty Dollars ($9,777,140) (or so much thereof as has been advanced by Payee to or for the benefit of Maker pursuant to a certain amended and restated loan agreement dated this date by and between Maker and Payee (the "Loan Agreement")) lawful money of the United States of America, together with interest thereon from the date hereof at the rates hereinafter provided, and both payable as hereinafter provided. This Note evidences an amended and restated loan ("Loan") being made by Payee to Maker pursuant to the terms of the Loan Agreement, and reference thereto is made for the background of and basis for the Loan. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

         1. Interest Rate.

                  (a) The Acquisition Portion of the Loan shall bear interest on the unpaid principal balance thereof outstanding from time to time at a fixed annual rate of eight percent (8%). The Tenant Improvement Portion of the Loan shall bear interest on the unpaid principal balance thereof outstanding from time to time at an annual rate at all times equal to Payee's prime interest rate, as announced from time to time by Payee ("Prime Rate"), plus one percent (1%), such rate to change when and as the Prime Rate changes. It is understood that the Prime Rate is not necessarily the most favorable interest rate offered by Payee and that Payee prices loans at, above and below the Prime Rate.

                  (b) The annual interest rate shall be calculated on the basis of a 360 day year and the actual number of days elapsed.

                  (c) Notwithstanding anything to the contrary contained herein or in any other document executed in connection with the

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Loan, the effective rate of interest hereunder shall not exceed the maximum effective rate of interest permitted by applicable law or regulation. Maker hereby agrees to give Payee written notice in the event Maker has actual knowledge that any interest payment made to Payee with respect to this Note will cause the total interest payments collected in any one year to be usurious under applicable law, and Payee hereby agrees not to collect knowingly any interest from Maker in the form of fees or otherwise which will render the Loan usurious. In the event that such interest would be usurious in Payee's opinion, Payee reserves the right to reduce the interest payable by Maker. This provision shall survive the repayment of this Note.

         2. Payment Terms.

                  (a) (i) With respect to the Acquisition Portion of the Loan, the unpaid principal balance thereof, together with interest thereon at the rate applicable thereto under paragraph 1(a) hereof, shall be payable in monthly installments beginning on August 19, 1996 and continuing on the same day of each successive calendar month thereafter, each monthly installment to be in the amount of Sixty-seven Thousand Eight Hundred Nine Dollars and Twenty-nine Cents ($67,809.29), which is based upon the stated principal amount of the Acquisition Portion of the Loan, the interest rate applicable thereto pursuant to paragraph 1(a) hereof and a level payment direct reduction amortization schedule with a term of 22 years and 6 months.

                      (ii) With respect to the Tenant Improvement Portion of the Loan, interest only on the unpaid principal balance thereof shall be payable in monthly installments on the nineteenth (19th) day of each month, beginning on the first such date following the first advance of the Tenant Improvement Portion of the Loan and continuing on the same day of each successive calendar month thereafter.

                      (iii) The unpaid principal balance of this Note then outstanding (including the Acquisition Portion of the Loan and the Tenant Improvement Portion of the Loan) together with all accrued and unpaid interest shall become due and payable on January 1, 1999 ("Maturity Date").

                  (b) Maker shall have the right at any time to prepay all or any portion of the unpaid principal balance of this Note, provided that:

                           (i) There shall be a prepayment penalty or premium
with respect to any prepayment of the Acquisition Portion of the Loan in an amount equal to one percent (1%) of the amount being prepaid; provided, however, that there shall be no such

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prepayment penalty or premium with respect to any prepayment (A) resulting from
Payee's disapproval of any merger or material change in the ownership of Maker under paragraph 3(i) of the Loan Agreement, (B) resulting from the application of insurance or condemnation proceeds pursuant to paragraphs 6 and 7, respectively, of the Mortgage or (C) resulting from an acceleration of the indebtedness evidenced by this Note pursuant to paragraph 10 hereof, and there shall be no prepayment penalty or premium with respect to any prepayment of the Tenant Improvement Portion of the Loan.

                           (ii) Any prepayment, whether voluntary or
involuntary, shall be applied first to any accrued and unpaid interest under the Acquisition Portion of the Loan or Tenant Improvement Portion of the Loan, whichever is the subject of such prepayment, up to the date of such prepayment and then to any other sums which may be payable to Payee under the Loan Documents up to the date of such prepayment and then to the outstanding principal balance of the Acquisition Portion of the Loan or Tenant Improvement Portion of the Loan, whichever is the subject of such prepayment, any such prepayment applied to principal shall be applied to the principal portions of installments due in the inverse order of their maturity, and the acceptance of any such prepayment when there is an event of default in existence under any of the Loan Documents shall not constitute a waiver, release or accord and satisfaction thereof or of any rights with respect thereto by Payee.

         3. Security. This Note, and the due performance by Maker of all of its obligations hereunder, is secured by, inter alia, (a) an amended and restated mortgage and security agreement ("Mortgage") covering certain real property located at 457 Haddonfield Road and 1700 Chapel Avenue, both in Cherry Hill Township, Camden County, New Jersey ("Real Property"), and any and all improvements now existing or hereafter constructed thereon ("Improvements"), which Mortgage is being executed this date and shall be recorded forthwith, (b) an amended and restated assignment of all of Maker's right, title and interest in and to any and all present and future leases affecting the Real Property and Improvements ("Assignment of Leases and Rents"), (c) an amended and restated assignment of all of Maker's right, title and interest in and to all construction contracts, architect's agreements, other contracts and agreements, and any and all licenses, permits and approvals relating to the construction of the Tenant Improvements, and all other documents and rights relating to the construction of the Tenant Improvements ("Assignment of Contracts and Permits"), and (d) security interests in certain personal property of Maker. Reference is hereby made to the Loan Agreement and Mortgage for a full description of the Real Property and Improvements and the

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collateral pledged pursuant thereto, and the terms upon which this Note is secured.

         This Note, the Loan Agreement, the Mortgage, the Assignment of Leases and Rents, the Assignment of Contracts and Permits, and any other document executed and delivered in connection with the Loan are hereinafter referred to individually as a "Loan Document" and collectively as the "Loan Documents." Any collateral securing any of Maker's obligations under any of the Loan Documents are hereinafter referred to collectively as the "Collateral."

         4. Late Charge. In the event that any payment of principal or interest due to Payee under this Note shall not be paid when due and shall remain unpaid in excess of ten (10) days after the due date, in addition to and not in limitation of any other rights or remedies which Payee may have in respect thereof under any of the Bank Loan Documents or in respect of any Collateral, Maker shall pay Payee on demand a "late charge" computed at the lesser of (a) the rate of five cents ($.05) for each dollar (or part thereof) of any principal or interest amount not paid within ten (10) days after its due date or (b) the maximum amount or rate permitted by law, in order to cover the extra expense and inconvenience to Payee in ensuring payment of such delinquent amount. Maker acknowledges that its failure to pay any amount due under this Note within such ten (10) day period will result in Payee incurring additional expense in servicing the Bank Loan, the loss of the use of the money due and frustration to Payee in meeting its loan commitments, that the damages to Payee in connection with such late payment are extremely difficult and impractical to ascertain, and that a sum equal to five cents ($.05) for each dollar which is not paid within such ten (10) day period, subject to the foregoing limitation, is a reasonable estimate of the damages incurred by Payee in connection with any such late payment. The amount of any such "late charge" not paid promptly following demand therefor shall be deemed outstanding and payable pursuant to this Note and secured by the Mortgage.

         5. Events of Default. In addition to any other event referred to herein, the occurrence of which, by the terms hereof, constitutes an event of default hereunder, the occurrence of any one or more of the following events, after the expiration of any applicable notice and/or cure period specifically provided for herein, shall constitute an "event of default" hereunder:

                  (a) Maker shall fail to pay any regularly scheduled installment of principal and/or interest due to Payee under this Note when the same shall become due and payable (including payment of the Loan on the Maturity
Date) or Maker shall fail to

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make any other payment due under any of the Loan Documents within fifteen (15)
days after notice thereof from Payee;

                  (b) Except as otherwise provided for in this Note, Maker shall fail to observe or perform any of the covenants or agreements on its part to be observed or performed under this Note or under any of the other Loan Documents within thirty (30) days after written notice from Payee of such non-compliance, provided that if such non-compliance cannot reasonably be cured within such thirty day period but the Maker undertakes within such thirty day period and thereafter diligently pursues the curing of such non-compliance, then the period within which the Maker shall cure such non-compliance shall be extended to sixty
(60) days after the original written notice from the Payee of such non-compliance;

                  (c) Any representation or warranty of Maker under this Note or under any of the other Loan Documents shall be untrue in any material respect;

                  (d) Any event of default, after the expiration of any applicable notice and/or cure period specifically provided for therein, shall occur under the terms of any of the other Loan Documents;

                  (e) Maker shall apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, admit in writing its inability to pay its debts as they mature, make a general assignment for the benefit of creditors, be adjudicated a bankrupt, insolvent or file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if action shall be taken by Maker for the purpose of effecting any of the foregoing;

                  (f) Any order, judgment or decree shall be entered by any court of competent jurisdiction, approving a petition seeking reorganization of Maker or all or a substantial part of the assets of Maker or appointing a receiver, sequestrator, trustee or liquidator of Maker or any of its property, and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) days.

         6. Remedies. Upon the occurrence of any event of default, then the entire unpaid principal sum hereunder plus all interest

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accrued thereon plus all other sums due and payable to Payee under the Loan
Documents shall, at the option of Payee, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by Maker. In addition to the foregoing, upon the occurrence of any event of default, subject however to the limitations set forth in paragraph 11 hereof, Payee may forthwith exercise singly, concurrently, successively or otherwise any and all rights and remedies available to Payee under any of the Loan Documents or with respect to any Collateral, or available to Payee by law, equity, statute or otherwise.

         7. Remedies Cumulative.

                  (a) No right or remedy conferred upon or reserved to Payee under any of the Loan Documents, or with respect to any Collateral, or now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and shall be in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Payee, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur. No act of Payee shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy; furthermore, each such right or remedy of Payee shall be separate, distinct and cumulative and none shall be given effect to the exclusion of any other. The failure to exercise or delay in exercising any such right or remedy, or the failure to insist upon strict performance of any term of any of the Loan Documents, shall not be construed as a waiver or release of the same, or of any event of default thereunder, or of any obligation or liability of Maker thereunder.

                  (b) The recovery of any judgment by Payee and/or the levy of execution under any judgment upon any Collateral shall not affect in any manner or to any extent the lien of the Mortgage upon, or any security interest under the Loan Agreement in such Collateral, or any rights, remedies or powers of Payee under any of the Loan Documents or with respect to any Collateral, but such lien and such security interest, and such rights, remedies and power of Payee shall continue unimpaired as before. Further, the exercise by Payee of its rights and remedies and the entry of any judgment by Payee shall not affect in any way the interest rate payable hereunder or under any of

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the other Loan Documents on any amounts due to Payee but interest shall continue to accrue on such amounts at the Default Rate (as hereinafter defined).

                  (c) Maker hereby waives presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, and except as may be stated herein any and all other notices in connection with any default in the payment of, or any enforcement of the payment of, all amounts due under the Loan Documents except as may be specifically set forth herein or therein. To the extent permitted by law, Maker waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. Maker further waives and releases all procedural errors, defects and imperfections in any proceedings instituted by Payee under the terms of any Loan Document or with respect to any Collateral.

                  (d) Maker agrees that Payee may release, compromise, forbear with respect to, waive, suspend, extend or renew any of the terms of the Loan Documents (and Maker hereby waives any notice of any of the foregoing), and that the Loan Documents may be amended, supplemented or modified by Payee and the other signatory parties and that Payee may resort to any Collateral in such order and manner as it may think fit, or accept the assignment, substitution, exchange, pledge, or release of all or any portion of any Collateral, for such consideration, or none, as it may require, without in any way affecting the validity of any liens over or other security interest in the remainder of any such Collateral (or the priority thereof or the position of any subordinate holder of any lien or other security interest with respect thereto); and any action taken by Payee pursuant to the foregoing shall in no way be construed as a waiver or release of any right or remedy of Payee, or of any event of default, or of any liability or obligation of the Maker, under any of the Loan Documents.

                  (e) Maker agrees that any action or proceeding against it to enforce the Note may be commenced in state or federal court in Camden County in the State of New Jersey, and Maker waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served if served by registered or certified mail in accordance with the notice provisions set forth herein and Maker expressly waives any and all defenses to an exercise of personal jurisdiction by any such court.

                  (f) MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED UPON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS

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OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR
WRITTEN) OR ACTIONS OF MAKER OR PAYEE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE TO MAKE THE LOAN.

         8. Default Rate. Following the occurrence of any event of default and continuing either until such event of default is cured and that fact acknowledged by the Payee or until the principal sum then outstanding hereunder and all other sums payable under the Loan Documents are paid in full, the principal sum outstanding hereunder shall bear interest at rate equal to the annual interest rate then applicable under paragraph 1 hereof plus four percent (4%) per annum, which rate shall change if, when and as such interest rate changes ("Default Rate"), and shall be secured by the Mortgage and all other Collateral.

         9. Costs and Expenses. Following the occurrence of any event of default, Maker shall pay upon demand all reasonable costs and expenses (including all reasonable amounts paid to attorneys, accountants, real estate brokers and other advisors employed by Payee and/or to any contractors for labor and materials), incurred by Payee in the exercise of any of its rights, remedies or powers under any of the Loan Documents or with respect to any Collateral with respect to such event of default, and any amount thereof not paid promptly following demand therefor shall be added to the principal sum hereunder and shall bear interest at the Default Rate from the date of such demand until paid in full, and shall be secured by the Mortgage and all other Collateral. In connection with and as part of the foregoing, in the event that any of the Loan Documents is placed in the hands of an attorney for the collection of any sum payable thereunder, Maker agrees to pay reasonable attorneys' fees for the collection of the amount being claimed under the Loan Document, as well as all costs, disbursements and allowances provided by law, the payment of which sums shall be secured by the Mortgage and all other Collateral. Nothing in this paragraph 9 shall limit the obligation of Maker to pay any and all costs and expenses for which Maker is otherwise liable under any of the Loan Documents.

         10. Mortgage Taxes, etc. Maker shall pay the cost of any revenue, tax or other stamps now or hereafter required by the laws of the State of New Jersey or the United States to be affixed to this Note or the Mortgage and if any taxes are imposed under the laws of the State of New Jersey or the United States with respect to debts secured by a mortgage, or with respect to evidences of indebtedness so secured, Maker shall pay or reimburse Payee upon demand the amount of such taxes without credit against any indebtedness by this Note. If Maker does not

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or may not do so, Payee may at its option accelerate the indebtedness evidenced by this Note to maturity as in the case of default by Maker.

         11. Limited Liability of Maker. Except as hereinafter set forth, Maker shall not have any personal liability for the payment of the Loan or for the payment of any sum or performance of any obligation under any of the Loan Documents, and in the event of a default under this Note or any of the other Loan Documents Payee will look solely to the Real Property and Improvements, the rents, issues and profits thereof and any other Collateral specifically pledged, assigned or granted by Maker to Payee as security for the Loan pursuant to this Note or any of the other Loan Documents, and any judgment obtained against Maker shall so note by its terms or as otherwise permissible by law. Subject to the aforesaid limitation, nothing herein contained shall be construed to prevent Payee from exercising and enforcing any other remedy against Maker or any other person or entity allowed at law or in equity or by any statute or by the terms of this Note or any of the other Loan Documents or any other deed of trust, mortgage, security agreement, assignment of leases and rents, guaranty or any other security instrument of any kind now or hereafter securing payment of the Loan. In addition, notwithstanding anything to the contrary contained herein, Maker shall indemnify and hold Payee harmless against, and shall be personally liable and obligated to Payee for:

                  (a) the completion of construction of the Tenant Improvements in accordance with the respective deadlines therefor in the New Leases free and clear of any and all mechanics liens and any other liens and encumbrances;

                  (b) the payment on a current basis of all monthly installments of principal and interest with respect to the Acquisition Portion of the Loan and interest with respect to the Tenant Improvement Portion of the Loan (but excluding therefrom the entire unpaid principal balance of the Loan becoming due as a result of maturity or acceleration of the Loan to the extent not constituting a regular monthly installment);

                  (c) the principal amount of the Loan to the extent of $3,000,000, which may be allocated between the Acquisition Portion of the Loan and Tenant Improvement Portion of the Loan as Payee shall determine in its sole discretion, and which shall not be reduced by any payments on account of the Acquisition Portion of the Loan or Tenant Improvement Portion of the Loan by Maker or by any other person or entity, whether by payments in the ordinary course or by mortgage foreclosure or otherwise; and

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                  (d) an amount equal to all loss, liability, damage, cost and expense suffered or incurred by Payee in any way arising out of, resulting from or relating to any one or more of the following: (i) any fraud or willful material misrepresentation committed by Maker; (ii) any retention by Maker of rental income, security deposits, or similar income of the Real Property and Improvements after an event of default has occurred under the Loan Documents to the extent of any such retention; (iii) any real property taxes or assessments accrued prior to Payee's acquisition of ownership of the Real Property and Improvements following a default by Maker under the Loan; (iv) removal or failure to replace any personal property securing the Loan, other than in the ordinary course of Maker's business; (v) misapplication of insurance or condemnation proceeds relating to the Real Property and Improvements; (vi) failure to maintain hazard or liability insurance relating to the Real Property and Improvements, in accordance with the Loan Documents; (vii) the presence of any Hazardous Substances or Wastes which may affect the Real Property and Improvements, or any misrepresentation or breach of any covenants or indemnities by Maker set forth in the Loan Documents with respect to Hazardous Substances or Wastes; (viii) any transfer of the Real Property and Improvements or any portion thereof other than Permitted Transfers; (ix) any indebtedness secured by a mortgage covering the Real Property and Improvements other than the Seller Loan;
(x) any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, liquidation or receivership proceedings instituted by or against Maker, unless and except to the extent that such proceedings are withdrawn, dismissed or discharged within ninety (90) days or unless Payee obtains title to the Real Property and Improvements within nine (9) months; and (xi) all fees and costs, including reasonable attorney fees, incurred in enforcing and collecting the foregoing.

         12. Severability. In the event that for any reason one or more of the provisions of this Note or their application to any person or circumstance shall be held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         13. Successors and Assigns. This Note inures to the benefit of Payee and binds Maker, and their respective successors and assigns, and the words "Payee" and "Maker" whenever occurring herein shall be deemed and construed to include such respective successors and assigns, as applicable.

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         14. Notices. All notices required to be given to any of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party or sent by a nationally recognized overnight courier or by certified or registered mail, return receipt requested, to such party at its address set forth below:

         Maker:            Brandywine Realty Trust
                           Two Greentree Centre, Suite 100
                           Marlton, New Jersey  08053
                           Attention:  Gerard H. Sweeney, President and
                                       Chief Executive Officer

   with a
   copy to:                Pepper, Hamilton & Scheetz
                           3000 Two Logan Square
                           18th and Arch Streets
                           Philadelphia, Pennsylvania 19103
                           Attention: Brad A. Molotsky, Esquire

         Payee:            Summit Bank
                           1800 Chapel Avenue West
                           Cherry Hill, New Jersey 08002
                           Attention:  Amy Brown
                                       Regional Vice President

         with a
         copy to:          Miller Dunham & Doering
                           1515 Market Street, 13th Floor
                           Philadelphia, Pennsylvania l9l02
                           Attention: David H. Huggler, Esquire

Such notice shall be deemed to be given when received if delivered personally, or three (3) days after the date mailed if sent by a nationally recognized overnight courier or by certified or registered mail, return receipt requested. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

         15. Definitions; Number and Gender. In the event Maker consists of more than one person or entity, the obligations and liabilities hereunder of each of such persons and entities shall be joint and several and the word "Maker" shall mean all or some or any of them. For purposes of this Note, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require.

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The references herein to the Loan Documents or any one of them shall include any supplements to or any amendments of or restatements of such Loan Documents or any one of them.

         16. Incorporation by Reference. All of the terms and provisions of the Loan Documents, to the extent not inconsistent herewith, are hereby incorporated herein by reference.

         17. Captions. The captions or headings of the paragraphs in this Note are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Note.

         18. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note in Cherry Hill, New Jersey the day and year first above written.

WITNESS/ATTEST:                        BRANDYWINE REALTY TRUST, a Maryland Real
                                       Estate Investment Trust

     XXXXXX                            By: /s/ Gerard H. Sweeney
- ------------------------------            -------------------------------------
Name:                                     Name: Gerard H. Sweeney
Title:                                    Title:

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